SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      April 22, 2004

NEW HORIZONS WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17840	22-2941704

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 S. State College Blvd., Suite 200, Anaheim, CA 92806

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:       (714) 940-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Explanatory Note:

This Current Report on Form 8-K relates solely to the press release of New Horizons Worldwide, Inc. (“New Horizons”) announcing its financial results for the first quarter ended March 31, 2003.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Press release of New Horizons Worldwide, Inc. dated April 22, 2004.

Item 9.	Regulation FD Disclosure.

The information furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Conditions” in accordance with SEC Release No. 33-8126. On April 22, 2004, New Horizons issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the press release containing the announcement regarding the first quarter financial results is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Press Release provide detail not included in previously issued reports and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and are not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZONS WORLDWIDE, INC.

Date: April 22, 2004	By: /s/ Robert S. McMillan
Robert S. McMillan
Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release of New Horizons Worldwide, Inc. dated April 22, 2004.

E-1